Exhibit (32.2)

CERTIFICATION  OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Gary J. Morgan, Chief Financial Officer of Met-Pro Corporation hereby certifies that, to my knowledge:

(i)	the Annual Report on Form 10-K for the fiscal year ended January 31, 2012 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 22, 2012	/s/ Gary J. Morgan
Gary J. Morgan
Senior Vice President and Chief Financial Officer